UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2006
Alleghany Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York	10036

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 752-1356
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On March 10, 2006, Alleghany Corporation (“Alleghany”) issued a press release on the subject of the filing by its subsidiary Darwin Professional Underwriters, Inc. (“Darwin”) of a registration statement on Form S-1 with the U.S. Securities and Exchange Commission for the initial public offering (“IPO”) of Darwin’s common stock. All of the proceeds of the IPO, after the deduction of underwriting discounts and commissions and payment of offering expenses, will be used to reduce Alleghany’s ownership interest in Darwin. After the IPO, Alleghany will continue to hold a majority ownership interest in Darwin. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1	Press release announcing the filing of registration statement for initial public offering of Darwin Professional Underwriters, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION
Date: March 13, 2006	By:	/s/ Peter R. Sismondo
		Name:	Peter R. Sismondo
		Title:	Vice President, Controller, Treasurer and Assistant Secretary

Index to Exhibits

Exhibit Number	Exhibit Description

99.1	Press release announcing the filing of registration statement for initial public offering of Darwin Professional Underwriters, Inc.

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